EXHIBIT 10.2               Mineral Rights Sales Agreement



                         MINERAL RIGHTS SALES AGREEMENT
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     This Mineral Rights Sales Agreement (the "Agreement") is effective October
1, 2002, and is by and between Michael Kirsh, and 635329 BC Ltd., a British Columbia, Canada limited company.


                                R E C I T A L S:


     WHEREAS, 635329 BC Ltd. is the owner of various mineral rights and desires to engage the services of Michael Kirsh as a consultant to assist 635329 BC Ltd. in the sale of the mineral rights.

     WHEREAS, Michael Kirsh desires to assist 635329 BC Ltd. in the sale of the mineral rights.


          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:


     1.     Engagement.   635329 BC Ltd. hereby engages the services of Michael
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Kirsh as a consultant to assist 635329 BC Ltd. in the sale of the mineral rights for a period of five years from the date hereon, in the disposition (such as by sale) of up to 80% of the mineral rights in the properties set forth in exhibit "I" attached hereto.

     2.     Compensation.  635329 BC Ltd. agrees to compensate Michael Kirsh by
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giving him 37,000 shares of Gold Pick Mines, Inc. for each 1% of the mineral rights (up to 80% of the mineral rights) that 635329 BC Ltd. disposes of (on terms acceptable to 635329 BC Ltd.) during the term of this agreement, or an aggregate of 2,960,000 shares of Gold Pick Mines, Inc. if all 80% of the mineral rights are disposed of during the term of this agreement.

     3.  Director and Officer.  Michael Kirsh agrees to be the initial sole
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Director, President and Secretary of Gold Pick Mines, Inc.  Michael Kirsh shall use his best efforts to assist 635329 BC Ltd. is the disposition of the mineral rights.



                      [Signatures Appear on the Next Page]



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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.



Michael Kirsh, Individually


/s/ Michael Kirsh



635329 BC LTD.


By:
     /s/ Mark Epstein, President


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